COLUMBIA FUNDS INSTITUTIONAL TRUST

CMG High Yield Fund

Supplement to the Prospectus Dated

December 1, 2007

The Prospectus for CMG High Yield Fund is hereby supplemented as follows:

1.	The following sentence is hereby added to the end of the first paragraph in the section captioned “CMG High Yield Fund––Principal Investment Strategies”:

The Fund may invest in securities that are publicly offered or privately placed.

INT-47/155108-0708	July 11, 2008